Exhibit 99.2

Digital Realty the trusted foundation | powering your digital ambitions 2Q20 FINANCIAL RESULTS JULY 2020 Global. Connected. Sustainable.

DIGITAL REALTY | 2Q20 FINANCIAL RESULTS | JULY 30, 2020 | 2 Navigating the Future Sustainable Growth for Customers, Shareholders and Employees GLOBAL CONNECTED SUSTAINABLE Selling GLOBALLY… Supporting LOCALLY AMERICAS EMEA APAC A Digital Realty and Brookfield Infrastructure JV

DIGITAL REALTY | 2Q20 FINANCIAL RESULTS | JULY 30, 2020 | 3 Prioritizing Health and Safety Amid Global Pandemic Maintaining Resiliency Employees and Vendors • Minimized on-site data center staffing and increased safety protocols • Coordinated with suppliers to verify response plans and service continuity capacity • Consistent, robust communications cadence Communities • $1 million+ philanthropic effort supporting COVID-19 pandemic relief and racial justice efforts • Disaster recovery assistance and community reinvestment programs • Committed to the health, safety and well-being of employees, customers, vendors, and communities Customers • Increased communications with customers and partners • Enhanced remote data center monitoring and management efforts to maintain robust customer service • Equipped all data centers with sufficient supplies for full operations should remote operations become necessary

| 4 Serving a Social Purpose Delivering Sustainable Growth for All Stakeholders Achieved 2020 Green Lease Leader Recognition Published Second Annual ESG Report in June 2020 Interxion Reduces Cooling System Consumption by 20% ENVIRONMENTAL Committed to enhancing the well- being of our stockholders, customers, employees, vendors, and communities $1 million+ philanthropic effort supporting COVID-19 pandemic relief and racial justice efforts Doubled employee gift-matching program ($2 for every $1) and paid time-off for volunteering SOCIAL Instituted minimum stock ownership requirements for directors and management Gave shareholders the ability to propose amendments to the bylaws Provided proxy access to shareholders 2015 2018 2019 GOVERNANCE 2020 Enhanced Board diversity with the addition of three new Directors Partnered with Citi to Supply Renewable Energy for Texas Portfolio Disaster recovery assistance and community reinvestment programs DIGITAL REALTY | 2Q20 FINANCIAL RESULTS | JULY 30, 2020

DIGITAL REALTY | 2Q20 FINANCIAL RESULTS | JULY 30, 2020 | 5 Strategic International Development Expanding Global Platform Supporting Customer Growth Greater Presence in Asia, Europe and Latin America ~350MW Expected IT Capacity 5 Countries 6 Metro Areas Frankfurt Mexico| 2021 Marseille| 2020 Hong Kong| Mid 2021 Seoul| Late 2021 Paris| Late 2021 Hong Kong Seoul Frankfurt Marseille Mexico City Paris

# Combining Leading Platforms in EMEA
# Further Solidifying Global Connection with Customers



PAR8, the first of four planned data centers in Interxion's new *Paris Digital Park*

## Customers

Deal referral wins with deployments landing in Interxion's London, Madrid, Marseille, Paris and Zurich data centers

## Communities of Interest


Cloudscene
– EMEA –
Data Center Ecosystem
Leaderboard
– H1, 2020 –

Interxion: A Digital Realty Company, secures top spot on Cloudscene's *H1, 2020 Data Centre Ecosystem Leaderboard for EMEA*

## Growth

Capitalizing on investment grade balance sheet to lower borrowing costs, fund profitable growth investments, create value and control destiny by securing ownership position

DIGITAL REALTY | 2Q20 FINANCIAL RESULTS | JULY 30, 2020 | 6

# Data Gravity Driving Data Center Demand
# PlatformDIGITAL Poised to Capitalize



Platform
DIGITAL™

## Digital Transformation [1]



LATENCY
THROUGHPUT
SERVICES
DATA
APPS

## Multi-Tenant Data Center (MTDC) Demand

**175**

**Zettabytes**

By 2025, enterprise data will be managed across datacenter and cloud deployments [2]

**87%**

**IT Leaders**

By 2022, enterprises will maintain local copies of critical data that will meet data regulatory requirements [3]

## Global MTDC Platform Leader [4]



NEW ENTRANT
CHALLENGERS
LEADERS
MATURITY
EDGECONNEX
CORESITE
EQUINIX
FEATURE PLAY
CLOSER
to the center is
BETTER
PLATFORM PLAY
VAPOR IO
DIGITAL REALTY
EDGEMICRO
INNOVATION
FORWARD MOVER
FAST MOVER
OUTPERFORMER

1) CIO Magazine, Data Gravity and what it means for enterprise data analytics and AI architectures, Jan 2019; Dave McCrory, Data Gravity in the Clouds, Dec 2010
2) IDC, DC Data Age 2025, Whitepaper #US44413318
3) 451 Research, Infrastructure Imperative, Global IT Leader Survey, Nov 2019
4) GigaOm, Market Radar for Edge Colocation, Jun 2020

DIGITAL REALTY | 2Q20 FINANCIAL RESULTS | JULY 30, 2020 | 7

Financial Results DIGITAL REALTY | 2Q20 FINANCIAL RESULTS | JULY 30, 2020 | 8

DIGITAL REALTY | 2Q20 FINANCIAL RESULTS | JULY 30, 2020 | 9 4,000+ Customers 160,000+ Cross-Connects 45 Metros 280 Data Centers 86% Total Occupancy $2 Bn of Development 224 MW of Construction 59% Pre-Leased Global Presence Growth Customers and Communities 29% of Revenue from EMEA Combination Creates Powerful Global Platform Expanded Customer Base and Reach Poised for Growth Note: As of June 30, 2020

Digital Transformation Driving Steady Demand Global Full-Product Spectrum Provides Broadest Solutions Note: Darker shading represents interconnection bookings. Second-quarter bookings are highlighted in lighter blue. Totals may not add up due to rounding. 1) Other includes Powered Base Building shell capacity as well as storage and office space within fully improved data center facilities. 2Q20 BOOKINGS 0-1 MW $22.2 mm > 1 MW $92.4 mm OTHER (1) $17.5 mm INTERCONNECTION $11.8 mm TOTAL BOOKINGS $143.8 mm HISTORICAL BOOKINGS ANNUALIZED GAAP BASE RENT $ in millions 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 | 10 $0 $50 $100 $150 Space & Power Interconnection DIGITAL REALTY | 2Q20 FINANCIAL RESULTS | JULY 30, 2020

DIGITAL REALTY | 2Q20 FINANCIAL RESULTS | JULY 30, 2020 $12 mm Interconnection Bookings $34 mm Bookings in EMEA, APAC, LatAm Communities of Interest Attracting New Logos | 11 Higher Education Data Analytics Semiconductor Manufacturer 124 New Logos in 2Q20

Top-Line Step Function Healthy Backlog Sets a Solid Foundation DIGITAL REALTY | 2Q20 FINANCIAL RESULTS | JULY 30, 2020 | 12 Note: Totals may not add up due to rounding. 1) Amounts shown represent GAAP annualized base rent from leases signed. 2) Amounts shown represent GAAP annualized base rent from leases signed, but not yet commenced, based on estimated future commencement date at time of signing. Actual commencement dates may vary. BACKLOG ROLL-FORWARD (1) $ in millions COMMENCEMENT TIMING (2) $ in millions Digital Realty Backlog Interxion Backlog Digital Realty Backlog Interxion Backlog $129 $63 $18 $210 $21 $6 $15 $42 2020 2021 2022 Totals $122 $117 $29 $251 $44 $15 $18 1Q20 Backlog Signed Commenced 2Q20 Backlog

Cycling Through Peak Vintage Renewals Narrowing the Gap on Cash Re-Leasing Spreads DIGITAL REALTY | 2Q20 FINANCIAL RESULTS | JULY 30, 2020 | 13 0-1 MW > 1 MW OTHER (1) TOTAL Signed renewal leases representing $129 million of annualized GAAP rental revenue Signed renewal leases representing $38 million of annualized GAAP rental revenue Signed renewal leases representing $2 million of annualized GAAP rental revenue Signed renewal leases representing $169 million of annualized GAAP rental revenue RENTAL RATE CHANGE -1.6% CASH 8.3% GAAP RENTAL RATE CHANGE -6.5% CASH 3.5% GAAP RENTAL RATE CHANGE 0.6% CASH 7.6% GAAP RENTAL RATE CHANGE -2.8% CASH 7.2% GAAP 2Q20 RE-LEASING SPREADS Note: Rental rate change represents the beginning rental rate on leases renewed, relative to the ending rental rate at expiration, weighted by net rentable square feet. 1) Other includes Powered Base Building shell capacity as well as storage and office space within fully improved data center facilities.

Effective Economic Risk Mitigation Strategies Benefits of Scale and Diversification on Display Source: Bloomberg. Note: Totals may not add up due to rounding. 1) As of June 30, 2020. Includes DLR’s share of revenue from unconsolidated joint ventures. 2) Calculation based on annualized base rents (monthly contractual cash base rent before abatements under existing leases as of June 30, 2020 multiplied by 12). 3) Based on average exchange rates for the quarter ended June 30, 2020 compared to average exchange rates for the quarter ended June 30, 2019. 3.5% INCREASE 2.0% INCREASE U.S. DOLLAR INDEX 2Q19 2Q20 EXPOSURE BY REVENUE (1) 63% 1% 7% 22% < 1% 3% 2% 1% USD CAD GBP EURO JPY HKD SGD AUD CUSTOMER CONCENTRATION BY REVENUE (2) EXCHANGE RATES (3) U.S. DOLLAR / BRITISH POUND U.S. DOLLAR / EURO DIGITAL REALTY | 2Q20 FINANCIAL RESULTS | JULY 30, 2020 | 14 LATAM 2% Network 17% IT 16% Cloud 29% Content 16% Financial 8% Other Enterprise 15% Potential At-Risk Enterprise 4%

Four Quarter Two-Step Beat, Dip, Shuffle, Bounce Note: Based on management estimates; actual performance may differ materially. Core FFO and NOI are non-GAAP financial measures. For descriptions and reconciliations to the closest GAAP equivalents, see the Appendix. 2020E CORE FFO PER SHARE 1Q20 2Q20 NOI Growth Strategic Capital COVID-19 3Q20 4Q20 DIGITAL REALTY | 2Q20 FINANCIAL RESULTS | JULY 30, 2020 | 15 Management Deferred OpEx

Prudent Balance Sheet Management Pro Forma Credit Metrics in Line with Target 1) Calculated as total debt at balance sheet carrying value, plus capital lease obligations, plus our share of unconsolidated joint venture debt, less unrestricted cash and cash equivalents, divided by the product of Adjusted EBITDA (including our share of joint venture EBITDA) multiplied by four. Adjusted EBITDA is a non-GAAP financial measure. For a description of Adjusted EBITDA and the calculation of these ratios, see the Appendix. 2) Fixed charge coverage ratio is Adjusted EBITDA divided by total fixed charges. Total fixed charges include interest expense, capitalized interest, scheduled debt principal payments and preferred dividends for the quarter ended June 30, 2020. Adjusted EBITDA is a non-GAAP financial measure. For a description of Adjusted EBITDA and the calculation of these ratios, see the Appendix. 3) Pro forma for the full physical settlement of the $1 billion forward equity agreements, with the proceeds used to pay down debt. 0.5x 5.7x 5.2x 2Q20 Reported Pro Forma Adjustments 2Q20 As Adjusted Net Debt to Adjusted EBITDA (1) (3) (3) 4% Floating Rate Debt 0% Floating Rate Debt (3) 0.3x 4.6x 4.9x 2Q20 Reported Pro Forma Adjustments 2Q20 As Adjusted Fixed Charge Coverage Ratio (2) DIGITAL REALTY | 2Q20 FINANCIAL RESULTS | JULY 30, 2020 | 16 (3) (3)

Matching the Duration of Assets and Liabilities Clear Runway on the Left, No Bar Too Tall on the Right DEBT MATURITY SCHEDULE AS OF JUNE 30, 2020 (1)(2) (U.S. $ in billions) 98% Unsecured Unsecured Secured Fixed Floating USD Euro GBP Other 96% Fixed 38% USD 6.7 YEARS Weighted Avg. Maturity (1)(2) 3.0% Weighted Avg. Coupon (1) DEBT PROFILE DIGITAL REALTY | 2Q20 FINANCIAL RESULTS | JULY 30, 2020 | 17 € Note: As of June 30, 2020. 1) Includes Digital Realty’s pro rata share of five unconsolidated joint venture loans and debt securities. Pro forma for the redemption of the 3.625% $300 mm notes due 2022 and 3.950% $500 mm notes due 2022 in August and full physical settlement of the forward equity agreements. 2) Assumes exercise of extension options. $0.0 $0.0 $0.3 $1.6 $1.5 $1.7 $1.2 $1.1 $1.2 $1.3 $1.5 $0.6 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 Pro Rata Share of JV Debt Secured Mortgage Debt Unsecured Senior Notes Unsecured Term Loan Pro Forma Payoffs Unsecured Green Bonds £ £ £ € € € € £ £ € ¥ € €

Consistent Execution on Strategic Vision Delivering Current Results, Seeding Future Growth DIGITAL REALTY | 2Q20 FINANCIAL RESULTS | JULY 30, 2020 | 18 SUCCESSFUL 2Q20 INITIATIVES 1.Strengthening Connections with Customers Reached high-water mark for bookings and backlog 2. Exceeding Expectations Beat quarterly consensus estimates, raised full-year outlook 3. Delivering Sustainable Growth for Stakeholders Published second annual ESG Report, named ENERGY STAR Partner of the Year 4. Strengthening the Balance Sheet Raised $650 million of equity, issued €500 million of 10.5-year bonds at 1.250% $1.2 Bn Long-Term Capital 7¢ Core FFO/sh Beat & Raise $144 mm 2Q20 Total Bookings

Appendix DIGITAL REALTY | 2Q20 FINANCIAL RESULTS | JULY 30, 2020 | 19

Robust Long-Term Demand, Lumpy Near-Term Signings Diverse Customer Base HISTORICAL BOOKINGS TRAILING FOUR-QUARTER AVERAGE ANNUALIZED GAAP BASE RENT $ in millions 2Q20 TRAILING FOUR-QUARTER AVERAGE BOOKINGS 0-1 MW $17.3 mm > 1 MW $57.8 mm OTHER (1) $5.1 mm INTERCONNECTION $8.8mm TOTAL BOOKINGS $89.1 mm 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 DIGITAL REALTY | 2Q20 FINANCIAL RESULTS | JULY 30, 2020 | 20 $0 $25 $50 $75 $100 Space & Power Interconnection 1) Other includes Powered Base Building shell capacity as well as storage and office space within fully improved data center facilities.

# Firm Fundamentals
# Robust Demand, Rational Supply

## NORTH AMERICA



2,714
3,206
2Q19
2Q20

MEGAWATTS COMMISSIONED (1)(2)



90%
REGION
88%
DIGITAL REALTY

PERCENT LEASED (2Q20) (1)

**2.1x**

Market Absorption-to-Available Current Construction (3)

## EMEA



1,250
1,442
2Q19
2Q20

MEGAWATTS COMMISSIONED (1)(2)



90%
REGION
77%
DIGITAL REALTY

PERCENT LEASED (2Q20) (1)(4)

**0.7x**

Market Absorption-to-Available Current Construction (3)

## APAC



935
1,032
2Q19
2Q20

MEGAWATTS COMMISSIONED (1)(2)



88%
REGION
85%
DIGITAL REALTY

PERCENT LEASED (2Q20) (1)

**1.5x**

Market Absorption-to-Available Current Construction (3)

1) Management estimates, based on a sub-set of Digital Realty metros
(North America: Northern Virginia, Chicago, Dallas, Silicon Valley, New Jersey, Phoenix and Toronto; EMEA: Amsterdam, Dublin, Frankfurt, and London; APAC: Melbourne, Osaka, Singapore and Sydney).
2) Prior periods may be adjusted to reflect updated information.
3) Trailing 12-month market absorption divided by available data center construction.
4) Reflects inclusion of the Interxion portfolio, which was approximately 75% occupied as of June 30, 2020.

DIGITAL REALTY | 2Q20 FINANCIAL RESULTS | JULY 30, 2020 | 21

Appendix Management Statements on Non-GAAP Measures DIGITAL REALTY | 2Q20 FINANCIAL RESULTS | JULY 30, 2020 | 22 The information included in this presentation contains certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs, and, therefore, may not be comparable. The non-GAAP financial measures should not be considered alternatives to net income or any other GAAP measurement of performance and should not be considered an alternative to cash flows from operating, investing or financing activities as a measure of liquidity. Funds From Operations (FFO): We calculate funds from operations, or FFO, in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT, in the NAREIT Funds From Operations White Paper - 2018 Restatement. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from real estate transactions, impairment of investment in real estate, real estate related depreciation and amortization (excluding amortization of deferred financing costs), unconsolidated JV real estate related depreciation & amortization, non-controlling interests in operating partnership and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions and after adjustments for unconsolidated partnerships and joint ventures, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our data centers that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our data centers, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. Other REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, our FFO may not be comparable to other REITs’ FFO. FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance. Core Funds from Operations (Core FFO): We present core funds from operations, or core FFO, as a supplemental operating measure because, in excluding certain items that do not reflect core revenue or expense streams, it provides a performance measure that, when compared year over year, captures trends in our core business operating performance. We calculate core FFO by adding to or subtracting from FFO (i) termination fees and other non-core revenues, (ii) transaction and integration expenses, (iii) loss from early extinguishment of debt, (iv) issuance costs associated with redeemed preferred stock, (v) severance, equity acceleration, and legal expenses, (vi) gain/loss on FX revaluation, (vii) gain on contribution to unconsolidated joint venture, net of related tax, and (viii) other non-core expense adjustments. Because certain of these adjustments have a real economic impact on our financial condition and results from operations, the utility of core FFO as a measure of our performance is limited. Other REITs may calculate core FFO differently than we do and, accordingly, our core FFO may not be comparable to other REITs' core FFO. Core FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance. EBITDA and Adjusted EBITDA: We believe that earnings before interest, loss from early extinguishment of debt, income taxes, and depreciation and amortization, or EBITDA, and Adjusted EBITDA (as defined below), are useful supplemental performance measures because they allow investors to view our performance without the impact of non-cash depreciation and amortization or the cost of debt and, with respect to Adjusted EBITDA, unconsolidated joint venture real estate related depreciation & amortization, unconsolidated joint venture interest expense and tax, severance, equity acceleration, and legal expenses, transaction and integration expenses, gain on sale / deconsolidation, impairment of investments in real estate, other non-core adjustments, net, non-controlling interests, preferred stock dividends, including undeclared dividends, and issuance costs associated with redeemed preferred stock. Adjusted EBITDA is EBITDA excluding unconsolidated joint venture real estate related depreciation & amortization, unconsolidated joint venture interest expense and tax, severance, equity acceleration, and legal expenses, transaction and integration expenses, gain on sale / deconsolidation, impairment of investments in real estate, other non-core adjustments, net, non-controlling interests, preferred stock dividends, including undeclared dividends, and issuance costs associated with redeemed preferred stock. In addition, we believe EBITDA and Adjusted EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. Because EBITDA and Adjusted EBITDA are calculated before recurring cash charges including interest expense and income taxes, exclude capitalized costs, such as leasing commissions, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility as a measure of our performance is limited. Other REITs may calculate EBITDA and Adjusted EBITDA differently than we do and accordingly, our EBITDA and Adjusted EBITDA may not be comparable to other REITs’ EBITDA and Adjusted EBITDA. Accordingly, EBITDA and Adjusted EBITDA should be considered only as supplements to net income computed in accordance with GAAP as a measure of our financial performance. Net Operating Income (NOI) and Cash NOI: Net operating income, or NOI, represents rental revenue, tenant reimbursement revenue and interconnection revenue less utilities expense, rental property operating expenses, property taxes and insurance expenses (as reflected in the statement of operations). NOI is commonly used by stockholders, company management and industry analysts as a measurement of operating performance of the company’s rental portfolio. Cash NOI is NOI less straight-line rents and above- and below-market rent amortization. Cash NOI is commonly used by stockholders, company management and industry analysts as a measure of property operating performance on a cash basis. However, because NOI and cash NOI exclude depreciation and amortization and capture neither the changes in the value of our data centers that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our data centers, all of which have real economic effect and could materially impact our results from operations, the utility of NOI and cash NOI as measures of our performance is limited. Other REITs may calculate NOI and cash NOI differently than we do and, accordingly, our NOI and cash NOI may not be comparable to other REITs’ NOI and cash NOI. NOI and cash NOI should be considered only as supplements to net income computed in accordance with GAAP as measures of our performance.

Appendix Forward-Looking Statements DIGITAL REALTY | 2Q20 FINANCIAL RESULTS | JULY 30, 2020 | 23 This information in this presentation contains forward-looking statements within the meaning of the federal securities laws, which are based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. Such forward-looking statements include statements relating to: our economic outlook; the expected benefits of Interxion transaction; expected physical settlement of the forward sale agreements and use of proceeds from any such settlement; our expected investment and expansion activity; our joint ventures; the expected benefits and timing of PlatformDIGITAL™; the Westin Building Exchange and the related transaction; public cloud services spending; our corporate governance; our sustainability initiatives; the expected effect of foreign currency translation adjustments on our financials; the COVID-19 pandemic; demand drivers and economic growth outlook; business drivers; sources and uses; our expected development plans and completions, including timing, total square footage, IT capacity and raised floor space upon completion; expected availability for leasing efforts and colocation initiatives; organizational initiatives; our product offerings; our communities of interest; our expected Go to Market strategy; joint venture opportunities; occupancy and total investment; our expected investment in our properties; our estimated time to stabilization and targeted returns at stabilization of our properties; our expected future acquisitions; acquisitions strategy; available inventory and development strategy; the signing and commencement of leases , and related rental revenue; lag between signing and commencement of leases; our 2020 backlog; future rents; our expected same store portfolio growth; our expected growth and stabilization of development completions and acquisitions; our expected mark to market rates on lease expirations, lease rollovers and expected rental rate changes; our re-leasing spreads; our leasing expirations; our expected yields on investments; our expectations with respect to capital investments at lease expiration on existing data center or colocation space; barriers to entry; competition; debt maturities; lease maturities; our expected returns on invested capital; estimated absorption rates; our other expected future financial and other results, and the assumptions underlying such results; our top investment geographies and market opportunities; our expected colocation expansions; our ability to access the capital markets; expected time and cost savings to our customers; our customers’ capital investments; our plans and intentions; future data center utilization, utilization rates, growth rates, trends, supply and demand; datacenter outsourcing trends; datacenter expansion plans; estimated kW/MW requirements; growth in the overall Internet infrastructure sector and segments thereof; the replacement cost of our assets; the development costs of our buildings, and lead times; estimated costs for customers to deploy or migrate to a new data center; capital expenditures; the effect new leases and increases in rental rates will have on our rental revenues and results of operations; lease expiration rates; our ability to borrow funds under our credit facilities; estimates of the value of our development portfolio; our ability to meet our liquidity needs, including the ability to raise additional capital; the settlement of our forward sales agreements; credit ratings; capitalization rates, or cap rates; market forecasts; potential new locations; the expected impact of our global expansion; dividend payments and our dividend policy; projected financial information and covenant metrics; core FFO run rate and NOI growth; other forward looking financial data; leasing expectations; our exposure to tenants in certain industries; our expectations and underlying assumptions regarding our sensitivity to fluctuations in foreign exchange rates and energy prices ; and the sufficiency of our capital to fund future requirements. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “pro forma,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and discussions which do not relate solely to historical matters. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. Such statements are subject to risks, uncertainties and assumptions and are not guarantees of future performance and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Some of the risks and uncertainties that may cause our actual results, performance or achievements to differ materially from those expressed or implied by forward- looking statements include, among others, the following: reduced demand for data centers or decreases in information technology spending; the competitive environment in which we operate; decreased rental rates, increased operating costs or increased vacancy rates; the impact of the COVID-19 pandemic on our or our customers’, suppliers’ or business partners’ operations; increased competition or available supply of data center space; the suitability of our data centers and data center infrastructure, delays or disruptions in connectivity or availability of power, or failures or breaches of our physical and information security infrastructure or services; our dependence upon significant customers, bankruptcy or insolvency of a major customer or a significant number of smaller customers, or defaults on or non-renewal of leases by customers; breaches of our obligations or restrictions under our contracts with our customers; our inability to successfully develop and lease new properties and development space, and delays or unexpected costs in development of properties; the impact of current global and local economic, credit and market conditions; our inability to retain data center space that we lease or sublease from third parties; difficulty managing an international business and acquiring or operating properties in foreign jurisdictions and unfamiliar metropolitan areas; our inability to achieve expected revenue synergies or cost savings as a result of our combination with Interxion; our failure to realize the intended benefits from, or disruptions to our plans and operations or unknown or contingent liabilities related to, our recent acquisitions; our failure to successfully integrate and operate acquired or developed properties or businesses; difficulties in identifying properties to acquire and completing acquisitions; risks related to joint venture investments, including as a result of our lack of control of such investments; risks associated with using debt to fund our business activities, including re-financing and interest rate risks, our failure to repay debt when due, adverse changes in our credit ratings or our breach of covenants or other terms contained in our loan facilities and agreements; our failure to obtain necessary debt and equity financing, and our dependence on external sources of capital; financial market fluctuations and changes in foreign currency exchange rates; adverse economic or real estate developments in our industry or the industry sectors that we sell to, including risks relating to decreasing real estate valuations and impairment charges and goodwill and other intangible asset impairment charges; our inability to manage our growth effectively; losses in excess of our insurance coverage; environmental liabilities and risks related to natural disasters; our inability to comply with rules and regulations applicable to our company; Digital Realty Trust, Inc.’s failure to maintain its status as a REIT for federal income tax purposes; Digital Realty Trust, L.P.’s failure to qualify as a partnership for federal income tax purposes; restrictions on our ability to engage in certain business activities; and changes in local, state, federal and international laws and regulations, including related to taxation, real estate and zoning laws, and increases in real property tax rates; our ability to attract and retain qualified personnel and to attract and retain customers; and the impact of any financial, accounting, legal or regulatory issues or litigation that may affect us. The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance. We discussed a number of additional material risks in our annual report on Form 10-K for the year ended December 31, 2019, our quarterly report on Form 10-Q for the quarter ended March 31, 2020 and other filings with the Securities and Exchange Commission. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise. Digital Realty, Digital Realty Trust, the Digital Realty logo, Turn-Key Flex and Powered Base Building are registered trademarks and service marks of Digital Realty Trust, Inc. in the United States and/or other countries.

# Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent

**Digital Realty Trust, Inc. and Subsidiaries**
Reconciliation of Net Income Available to Common Stockholders to Funds From Operations (FFO)
(in thousands, except per share and unit data)
(unaudited)

| | Three Months Ended | | Six Months Ended | |
|---|---|---|---|---|
| | June 30, 2020 | June 30, 2019 | June 30, 2020 | June 30, 2019 |
| Net income available to common stockholders | $ 53,676 | $ 31,738 | $ 256,535 | $ 127,607 |
| Adjustments: | | | | |
| Noncontrolling interests in operating partnership | 1,400 | 1,400 | 9,200 | 5,700 |
| Real estate related depreciation and amortization (1) | 342,334 | 286,915 | 628,851 | 594,779 |
| Real estate related depreciation and amortization related to investment in unconsolidated joint ventures | 17,123 | 13,623 | 37,046 | 17,474 |
| Impairment of investments in real estate | - | - | - | 5,351 |
| (Gain) on real estate transactions | - | - | (304,801) | - |
| FFO available to common stockholders and unitholders | $ 414,533 | $ 333,676 | $ 626,831 | $ 750,911 |
| Basic FFO per share and unit | $ 1.50 | $ 1.54 | $ 2.48 | $ 3.46 |
| Diluted FFO per share and unit | $ 1.49 | $ 1.53 | $ 2.45 | $ 3.44 |
| Weighted average common stock and units outstanding | | | | |
| Basic | 275,545 | 217,346 | 252,995 | 217,194 |
| Diluted | 278,719 | 218,497 | 255,704 | 218,040 |
| (1) Real estate related depreciation and amortization was computed as follows: | | | | |
| Depreciation and amortization per income statement | 349,165 | 290,562 | 640,622 | 602,048 |
| Non-real estate depreciation | (6,831) | (3,647) | (11,771) | (7,269) |
| | $ 342,334 | $ 286,915 | $ 628,851 | $ 594,779 |

| | Three Months Ended | | Six Months Ended | |
|---|---|---|---|---|
| | June 30, 2020 | June 30, 2019 | June 30, 2020 | June 30, 2019 |
| FFO available to common stockholders and unitholders -- basic and diluted | $ 414,533 | $ 333,676 | $ 626,831 | $ 750,911 |
| Weighted average common stock and units outstanding | 275,545 | 217,346 | 252,995 | 217,194 |
| Add: Effect of dilutive securities | 3,174 | 1,151 | 2,709 | 846 |
| Weighted average common stock and units outstanding -- diluted | 278,719 | 218,497 | 255,704 | 218,040 |

**Digital Realty Trust, Inc. and Subsidiaries**
Reconciliation of Funds From Operations (FFO) to Core Funds From Operations (CFFO)
(in thousands, except per share and unit data)
(unaudited)

| | Three Months Ended | | Six Months Ended | |
|---|---|---|---|---|
| | June 30, 2020 | June 30, 2019 | June 30, 2020 | June 30, 2019 |
| FFO available to common stockholders and unitholders -- diluted | $ 414,533 | $ 333,676 | $ 626,831 | $ 750,911 |
| Termination fees and other non-core revenues | (21,908) | (16,826) | (24,333) | (31,271) |
| Transaction and integration expenses | 15,618 | 4,210 | 72,419 | 6,704 |
| Loss from early extinguishment of debt | - | 20,905 | 632 | 33,791 |
| Loss on FX revaluation | 17,526 | (4,251) | 98,814 | 5,353 |
| Issuance costs associated with redeemed preferred stock | - | 11,760 | - | 11,760 |
| Severance accrual and equity acceleration | 3,642 | 665 | 4,914 | 2,148 |
| (Gain) on contribution to unconsolidated joint venture, net of related tax | - | - | - | (58,497) |
| Other non-core expense adjustments | 22 | 7,115 | 5,531 | 12,037 |
| CFFO available to common stockholders and unitholders -- diluted | $ 429,433 | $ 357,254 | $ 784,808 | $ 732,936 |
| Diluted CFFO per share and unit | $ 1.54 | $ 1.64 | $ 3.07 | $ 3.36 |

**Digital Realty Trust, Inc. and Subsidiaries**
Reconciliation of Net Income Available to Common Stockholders to Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA
(in thousands)
(unaudited)

| | Three Months Ended | | Six Months Ended | |
|---|---|---|---|---|
| | June 30, 2020 | June 30, 2019 | June 30, 2020 | June 30, 2019 |
| Net income available to common stockholders | $ 53,676 | $ 31,738 | $ 256,535 | $ 127,607 |
| Interest | 79,874 | 86,051 | 165,674 | 187,603 |
| Loss from early extinguishment of debt | - | 20,905 | 632 | 33,791 |
| Income tax expense | 11,490 | 4,634 | 18,672 | 8,900 |
| Depreciation and amortization | 349,165 | 290,562 | 640,622 | 602,048 |
| **EBITDA** | 494,205 | 433,890 | 1,082,135 | 959,949 |
| Unconsolidated JV real estate related depreciation & amortization | 17,123 | 13,623 | 37,046 | 17,474 |
| Unconsolidated JV interest expense and tax expense | 9,203 | 10,277 | 19,147 | 12,468 |
| Severance accrual and equity acceleration | 3,642 | 665 | 4,914 | 2,148 |
| Transaction and integration expenses | 15,618 | 4,210 | 72,419 | 6,704 |
| (Gain) on sale / deconsolidation | - | - | (304,801) | (67,497) |
| Impairment of investments in real estate | - | - | - | 5,351 |
| Other non-core adjustments, net | (3,404) | (13,476) | 81,781 | (27,282) |
| Noncontrolling interests | 1,147 | 1,156 | 5,831 | 5,341 |
| Preferred stock dividends, including undeclared dividends | 21,155 | 16,670 | 42,310 | 37,613 |
| Issuance costs associated with redeemed preferred stock | - | 11,760 | - | 11,760 |
| **Adjusted EBITDA** | $ 558,690 | $ 478,775 | $ 1,040,782 | $ 964,029 |

**Digital Realty Trust, Inc. and Subsidiaries**
Reconciliation of Same Capital Cash Net Operating Income
(in thousands)
(unaudited)

| | Three Months Ended | | Six Months Ended | |
|---|---|---|---|---|
| | June 30, 2020 | June 30, 2019 | June 30, 2020 | June 30, 2019 |
| Rental revenues | $ 425,649 | $ 439,417 | $ 848,274 | $ 875,525 |
| Tenant reimbursements - Utilities | 78,855 | 84,455 | 160,524 | 167,023 |
| Tenant reimbursements - Other | 49,902 | 48,043 | 95,155 | 92,865 |
| Interconnection and other | 55,967 | 54,351 | 110,794 | 107,791 |
| **Total Revenue** | 610,373 | 626,266 | 1,214,747 | 1,243,204 |
| Utilities | 92,527 | 96,702 | 184,616 | 192,223 |
| Rental property operating | 94,822 | 97,692 | 188,525 | 192,164 |
| Property taxes | 31,561 | 29,342 | 61,791 | 55,298 |
| Insurance | 2,685 | 2,725 | 5,775 | 5,179 |
| **Total Expenses** | 221,595 | 226,461 | 440,707 | 444,864 |
| Net Operating Income | $ 388,778 | $ 399,805 | $ 774,040 | $ 798,340 |
| Less: | | | | |
| Stabilized straight-line rent | $ (2,622) | $ 6,036 | $ (2,488) | $ 8,949 |
| Above and below market rent | (2,177) | (4,567) | (4,504) | (11,389) |
| **Cash Net Operating Income** | $ 393,577 | $ 398,336 | $ 781,032 | $ 800,780 |

DIGITAL REALTY | 2Q20 FINANCIAL RESULTS | JULY 30, 2020 | 24

# Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent

**Total Debt/Total Enterprise Value**

| | | |
|---|---|---|
| Market value of common equity[i] | | $ 39,319,974 |
| Liquidation value of preferred equity[ii] | | 1,456,250 |
| Total debt at balance sheet carrying value | | 12,371,621 |
| Total Enterprise Value | | $ 53,147,845 |
| Total debt / total enterprise value | | 23.3% |
| Debt-plus-preferred-to-total-enterprise-value | | 26.0% |

(i) Market Value of Common Equity

| | |
|---|---|
| Common shares outstanding | 268,399 |
| Common units outstanding | 8,288 |
| Total Shares and Partnership Units | 276,687 |
| Stock price as of June 30, 2020 | $ 142.11 |
| Market value of common equity | $ 39,319,974 |

(ii) Liquidation value of preferred equity ($25.00 per share)

| | Shares O/S | Liquidation Value |
|---|---|---|
| Series C Preferred | 8,050 | 201,250 |
| Series G Preferred | 10,000 | 250,000 |
| Series I Preferred | 10,000 | 250,000 |
| Series J Preferred | 8,000 | 200,000 |
| Series K Preferred | 8,400 | 210,000 |
| Series L Preferred | 13,800 | 345,000 |
| | | 1,456,250 [ii] |

**Net Debt/LQA Adjusted EBITDA**

| | QE 6/30/20 |
|---|---|
| Total debt at balance sheet carrying value | $ 12,371,621 |
| Add: DLR share of unconsolidated joint venture debt | 558,049 |
| Add: Capital lease obligations | 219,156 |
| Less: Unrestricted cash | (505,174) |
| Net Debt as of June 30, 2020 | $ 12,643,652 |
| Net Debt / LQA Adjusted EBITDA[iii] | 5.7x |

(iii) Adjusted EBITDA

| | |
|---|---|
| Net income available to common stockholders | $ 53,676 |
| Interest expense | 79,874 |
| Loss from early extinguishment of debt | - |
| Taxes | 11,490 |
| Depreciation and amortization | 349,165 |
| EBITDA | 494,205 |
| Unconsolidated JV real estate related depreciation & amortization | 17,123 |
| Unconsolidated JV interest expense and tax expense | 9,203 |
| Severance accrual and equity acceleration and legal expenses | 3,642 |
| Transaction and integration expenses | 15,618 |
| Gain on sale / deconsolidation | - |
| Other non-core adjustments, net | (3,404) |
| Noncontrolling interests | 1,147 |
| Preferred stock dividends, including undeclared dividends | 21,155 |
| Adjusted EBITDA | $ 558,690 |
| LQA Adjusted EBITDA (Adjusted EBITDA x 4) | $ 2,234,759 |

**Debt Service Ratio (LQA Adjusted EBITDA/GAAP interest expense plus capitalized interest and less bridge facility fees)**

| | QE 6/30/20 |
|---|---|
| Total GAAP interest expense (including unconsolidated JV interest expense) | 86,855 |
| Add: Capitalized interest | 13,133 |
| GAAP interest expense plus capitalized interest | 99,988 |
| Debt Service Ratio | 5.6x |

**Fixed Charged Ratio (LQA Adjusted EBITDA/total fixed charges)**

| | QE 6/30/20 |
|---|---|
| GAAP interest expense plus capitalized interest | 99,988 |
| Scheduled debt principal payments | 57 |
| Preferred dividends | 21,155 |
| Total fixed charges | 121,200 |
| Fixed charge ratio | 4.6x |

**Unsecured Debt/Total Debt**

| | QE 6/30/20 |
|---|---|
| Global unsecured revolving credit facility | 64,492 |
| Unsecured term loan | 799,550 |
| Unsecured senior notes, net of discount | 11,268,753 |
| Secured debt, including premiums | 238,826 |
| Capital lease obligations | 219,156 |
| Total debt at balance sheet carrying value | 12,590,777 |
| Unsecured Debt / Total Debt | 98.1% |

**Net Debt Plus Preferred/LQA Adjusted EBITDA**

| | QE 6/30/20 |
|---|---|
| Total debt at balance sheet carrying value | 12,371,621 |
| Less: Unrestricted cash | (505,174) |
| Capital lease obligations | 219,156 |
| DLR share of unconsolidated joint venture debt | 558,049 |
| Net Debt as of June 30, 2020 | 12,643,652 |
| Preferred Liquidation Value[ii] | 1,456,250 |
| Net Debt plus preferred | 14,099,902 |
| Net Debt Plus Preferred/LQA Adjusted EBITDA[iii] | 6.3x |

Note: For quarter ended June 30, 2020

DIGITAL REALTY | 2Q20 FINANCIAL RESULTS | JULY 30, 2020 | 25